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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 16, 1998
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572                     73-1520922
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 1-4         Not applicable.

Item 5            Other Events:

                  On December 14, 1998, ONEOK, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger to merge the Company with Southwest Gas Corporation ("Southwest Gas"). The Company will pay $28.50 per share for all of the common shares of Southwest Gas.

                  On December 14, 1998, the Company issued a press release relating to the merger, a copy of which is attached hereto as
                  Exhibit 99.a and is incorporated herein by reference. A copy of the Agreement and Plan of Merger, dated as of December 14, 1998, is attached hereto as Exhibit 99.b.

Exhibit 6         Not applicable.

Exhibit 7         Financial Statements, Pro Forma Financial Information and
                  Exhibits

Exhibit No.:      Description

99.a Joint Press Release issued by the Company and Southwest Gas Corporation, dated December 14, 1998

99.b Agreement and Plan of Merger between ONEOK, Inc., OASIS Acquisition Corporation, and Southwest Gas Corporation

Item 8            Not applicable.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 16th of December, 1998.


                                             ONEOK, Inc.

                                         By: Jerry D. Neal
                                             ---------------------------------
                                             Vice President, Chief Financial
                                             Officer, and Treasurer



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER               DESCRIPTION
------               -----------

99.a Joint Press Release issued by the Company and Southwest Gas Corporation, dated December 14, 1998

99.b Agreement and Plan of Merger between ONEOK, Inc., OASIS Acquisition Corporation, and Southwest Gas Corporation